Nationwide Life Insurance Company: • Nationwide Variable Account-9

Prospectus supplement dated February 9, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective February 9, 2007, the BB&T Variable Insurance Funds - BB&T Large Cap Growth VIF underlying mutual fund merged into the BB&T Variable Insurance Funds - BB&T Large Cap VIF underlying mutual fund. As a result, if any of your contract value was invested in BB&T Large Cap Growth VIF underlying mutual fund, that contract value will be merged into the BB&T Large Cap VIF underlying mutual fund. If any portion of your future purchase payments is allocated to the BB&T Large Cap Growth VIF underlying mutual fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

Effective as of the close of trading of the New York Stock Exchange on February 9, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the BB&T Large Cap Growth VIF underlying mutual fund will be updated to reflect the BB&T Large Cap VIF underlying mutual fund.

Effective immediately, all references and information contained in the prospectus for your contract related to the BB&T Large Cap Growth VIF underlying mutual fund are deleted.